UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: MARCH 31, 2004
                         --------------

Date of reporting period:  SEPTEMBER 30, 2003
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (HESTER LOGO)

                               TOTAL RETURN FUND

                               SEMI-ANNUAL REPORT
                                  (Unaudited)

                            For the Six Months Ended
                               September 30, 2003

                     (HESTER CAPITAL MANAGEMENT, LLC LOGO)

October 22, 2003

Dear Shareholders:

  For the first time in three years, we are writing this letter in an up market. I am sure you will agree that it feels good to see plus signs in front of the U.S. equity market returns as opposed to the frowns around the numbers of the previous 36 months. John and I are pleased to report to you that your fund is up 12.37% through the six-month period ended September 30, 2003. This compares to the Custom Blended Index, which returned 14.45%.

  For the year ended September 30, the Fund is up 21.83% compared to 19.73% for the custom benchmark. This return is being driven by the equity component of your portfolio, which was up 28.86% as compared to 22.67% and 24.30% for the Lipper Large Cap Value Index and the S&P 500 Composite Index, respectively. Since its inception on September 30, 1998, the Fund is up 4.84% compared to 2.40% for the Custom Blended Index with the equities and bonds in the portfolio both outperforming their respective benchmarks. Key areas that have contributed to this annualized performance have been the materials, industrials, financials, and technology sectors. We have eliminated the fixed income exposure from the portfolio and are now fully invested in the equity market as we anticipate stocks outperforming bonds through the balance of this year and 2004.

  The stock market's performance this year has been driven by many factors, but none more important than the tremendous levels of liquidity that have been provided to our economic system through the efforts of monetary policy. Until recently, the Federal Reserve has provided liquidity to the banking system at an annualized rate of approximately 8.0%. In addition to this, they have driven interest rates to the lowest level in over fifty years with the Federal Funds rate targeted at 1.0% on June 25. This stimulus was supplemented by the current administration's success in pushing through another round of tax cuts this year, lowering the top marginal tax bracket to 35%, longer-term capital gain rates from 20% to 15%, and dramatically reducing the taxation on dividends for maximum brackets down to the 15% level.

  The economy has responded with third quarter GDP estimated to be up in the range of 6.0%, and the forecast for the ensuing four to six quarters in the range of 3.0% to 4.0%. We look for the economy to remain on solid ground and on pace to record the best back-to-back quarterly performance since early 2000. Executive sentiment continues to improve. Consumer sentiment and spending remains strong, and the housing market remain undeniably strong. Recent data suggest a gradual improvement in labor conditions, as the economy recently added 57,000 new jobs during the month of September. While we believe employment will continue to improve through next year, the increase in new jobs will remain relatively sluggish as manufacturing jobs are exported to the Far East and service sector jobs are being relocated to such areas as India.

  At the end of June, the 22-year bull market in fixed income securities was interrupted. The Fed lowered short-term interest rates to 1.0%, but their language confused the market as to their stance over deflation. This shift to a more neutral position and concern over inflation has led to an approximately 150 basis point increase in long-term interest rates as measured by 10-year and 30-year U.S. Treasury securities. Short-term interest rates have remained relatively flat, resulting in a steepening of the yield curve. Today, the futures markets are betting that the Fed will begin to raise interest rates commiserate with economic activity in the spring of 2004. We expect to see some modest rise in interest rates as this economic cycle unfolds with long term rates approaching 6.0%. As a result, bonds should, at best, earn their coupon under this scenario.

  Recent earnings reports have been very strong with over 65% of the companies reported in the S&P 500 exceeding expectations. These gains are being driven by margin expansion, which has been primarily induced by tremendous cost cutting on behalf of corporate America. Revenue growth remains somewhat anemic and that is what is needed now to keep the growth in earnings moving forward. Consensus estimates for S&P 500 profits offer a gain of 14.9% this year to $52.90 per share with an additional gain of 10.3% in 2004.

                            S&P 500 COMPOSITE INDEX

          YEAR     OPERATING EARNINGS      PERCENT CHANGE     P.E. RATIO
          ----     ------------------      --------------     ----------
          2002           $46.04                  --              21.6x
          2003E          $52.90                +14.9%            18.8x
          2004E          $58.36                +10.3%            17.1x

Source:  HCM and First Call

  As for the stock market, this year has been characterized by outperformance in low-priced stocks, small-to-mid cap stocks, high beta stocks, and technology.
As the above table depicts, the market is currently selling at 18.8x and 17.1x the 2003 and 2004 estimated earnings, respectively. Given the current levels of interest rates and inflation, we view stocks as fairly valued. We believe it will be an earnings-driven market, and to add value, a premium will be placed on stock selection. We will continue our value-driven search for companies that are showing improvement in their returns, operating profit margins, and top line revenue growth, and believe that the upside from here will mirror the expected growth in earnings.

  Next year is also an election year. As the following table reflects, the fourth year of the presidential election cycle has been beneficial to the equity market's rate of return. The average gain since 1928 has been 13.56% with 16 of the 19 years providing positive results.

               U.S. FINANCIAL MARKETS PRESIDENTIAL ELECTION CYCLE
                                4TH YEAR RETURNS
                                ----------------
                                  1928 - 2004

               LARGE     SMALL    LONG-TERM   LONG-TERM     U.S.
              COMPANY   COMPANY     CORP        GOV'T     TREASURY   INFLATION
              STOCKS    STOCKS      BONDS       BONDS       BILLS      (CPI)
              -------   -------   ---------   ---------   --------   ---------
AVERAGE       13.56%    19.18%      6.32%       6.40%       3.81%      2.93%
MEDIAN        16.48%    17.62%      4.77%       5.69%       3.54%      2.86%
ST. DEV       14.70%    23.52%      6.21%       7.61%       3.10%      4.10%
UP YEARS        16        13         17           15         19         17
DOWN YEARS       3         6          2           4           0          2

Source: HCM, LLC; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; 2003 Yearbook

Past performance does not guarantee future results. Small-cap companies tend to have limited liquidity and greater price volatility than large-cap companies.

  The HCM team thanks you for the opportunity to serve as investment manager to the Hester Total Return Fund. We will continue to focus our efforts on generating a competitive return for the shareholders while managing the Fund in line with its objectives.

Respectfully submitted,

/s/Ira Craig Hester                          /s/John E. Gunthorp

Ira Craig Hester, CFA                        John E. Gunthorp, CFA

INVESTMENT PERFORMANCE

                                         03/31/03     09/30/02    09/30/98*<F1>
                                         THROUGH      THROUGH        THROUGH
                                         09/30/03     09/30/03      09/30/03
                                         --------     --------      --------

HESTER TOTAL RETURN FUND                  12.37%       21.83%         4.84%
Blended Custom Index**<F2>                14.45%       19.73%         2.40%

STOCK MARKET INDICES
--------------------
HESTER - EQUITIES ONLY                    16.13%       28.86%         6.50%
Lipper Large Cap Value Fund Index         18.70%       22.67%         1.94%
S&P 500 Composite Index                   18.37%       24.30%         0.97%
S&P 500 Composite Unweighted              26.06%       30.66%        (0.76%)

BOND MARKET INDICES
-------------------
HESTER - FIXED INCOME ONLY                 2.07%        5.02%         7.28%
Lehman U.S. Int Govt/Credit Bond Index     2.69%        6.00%         6.69%
Lehman U.S. Govt/Credit Bond Index         3.01%        6.51%         6.88%

CASH EQUIVALENTS INDICES
------------------------
90-day U.S. Treasury Bills                 0.54%        1.45%         3.76%
Consumer Price Index                       0.49%        2.16%         2.47%

  *<F1>   Annualized
 **<F2>   75% S&P 500 Composite and 25% Lehman U.S. Intermediate
          Government/Credit Bond Index

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Indices mentioned above are unmanaged indices commonly used to measure performance of either U.S. stocks or bonds. You cannot invest directly in an index. The above discussion is based on the opinions of Ira Craig Hester and John E. Gunthorp, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current prospectus. Mutual fund investing involves risk; loss of principal is possible.

Quasar Distributors, LLC, Distributor. (11/03)

SCHEDULE OF INVESTMENTS at September 30, 2003 (Unaudited)

  SHARES                                                               VALUE
  ------                                                               -----

COMMON STOCKS: 95.8%

ADVERTISING:  1.3%
    4,200    Lamar Advertising Co.*<F3>                             $  123,228
                                                                    ----------

APPAREL: 3.9%
    5,000    Jones Apparel Group, Inc.                                 149,650
    5,000    Polo Ralph Lauren Corp.                                   134,100
    5,100    The Warnaco Group, Inc.*<F3>                               79,509
                                                                    ----------
                                                                       363,259
                                                                    ----------

BANKS: 3.3%
    8,014    Bank One Corp.                                            309,741
                                                                    ----------

BEVERAGES: 2.1%
    4,500    Coca-Cola Co. (The)                                       193,320
                                                                    ----------

COMPUTERS: 3.9%
   11,008    Hewlett-Packard Co.                                       213,115
   14,600    Perot Systems Corp.*<F3>                                  146,000
                                                                    ----------
                                                                       359,115
                                                                    ----------

DENTAL SUPPLIES & EQUIPMENT: 3.9%
    8,000    Dentsply International, Inc.                              358,720
                                                                    ----------

DIVERSIFIED MANUFACTURING: 9.3%
    4,500    Cooper Industries, Ltd.                                   216,135
   14,000    General Electric Co.                                      417,340
   11,300    Tyco International Ltd.                                   230,859
                                                                    ----------
                                                                       864,334
                                                                    ----------

FINANCIAL SERVICES: 5.2%
   10,666    Citigroup, Inc.                                           485,410
                                                                    ----------

FOOD AND KINDRED PRODUCTS:  1.9%
    8,500    Sensient Technologies Corp.                               178,500
                                                                    ----------

GROCERY STORES: 1.1%
    5,000    Albertson's, Inc.                                         102,850
                                                                    ----------

HEALTHCARE - PRODUCTS: 3.7%
    7,000    Johnson & Johnson                                         346,640
                                                                    ----------

HOME FURNISHINGS: 1.4%
    3,700    Ethan Allen Interiors, Inc.                               133,200
                                                                    ----------

INSTRUMENTS: 3.9%
    4,750    Parker-Hannifin Corp.                                     212,325
    5,500    Waters Corp.*<F3>                                         150,865
                                                                    ----------
                                                                       363,190
                                                                    ----------

INVESTMENT MANAGEMENT:  1.0%
    1,500    Affiliated Managers
               Group, Inc.*<F3>                                         94,200
                                                                    ----------

MANUFACTURING EQUIPMENT: 3.3%
   13,600    Pall Corp.                                                305,184
                                                                    ----------

MEDICAL INFORMATION SYSTEMS: 1.5%
    9,500    Dendrite International, Inc.*<F3>                         144,305
                                                                    ----------

MEDICAL PRODUCTS: 3.3%
   19,500    Possis Medical, Inc.*<F3>                                 304,200
                                                                    ----------

MEDICAL SERVICE & SUPPLIES: 7.2%
    2,600    C.R. Bard, Inc.                                           184,600
   14,700    Covance Inc.*<F3>                                         328,986
    2,500    Quest Diagnostics, Inc.                                   151,600
                                                                    ----------
                                                                       665,186
                                                                    ----------

NATURAL GAS: 2.0%
    4,500    Equitable Resources, Inc.                                 184,950
                                                                    ----------

OIL - INTERNATIONAL INTEGRATED: 5.2%
    2,000    ConocoPhillips                                            109,500
    7,078    Exxon Mobil Corp.                                         259,055
    3,000    Newfield Exploration Co.*<F3>                             115,710
                                                                    ----------
                                                                       484,265
                                                                    ----------

OIL - MACHINERY & EQUIPMENT: 1.6%
    5,000    Baker Hughes, Inc.                                        147,950
                                                                    ----------

PACKAGING & CONTAINERS: 2.5%
    7,500    Pactiv Corp.*<F3>                                         152,100
    5,700    Tupperware Corp.                                           76,266
                                                                    ----------
                                                                       228,366
                                                                    ----------

PHARMACEUTICALS: 3.3%
   10,000    Pfizer, Inc.                                              303,800
                                                                    ----------

RETAIL: 3.1%
    6,700    Home Depot, Inc. (The)                                    213,395
    4,000    Pier 1 Imports, Inc.                                       76,960
                                                                    ----------
                                                                       290,355
                                                                    ----------

SANITATION SERVICES:  3.7%
    7,000    Republic Services, Inc.                                   158,480
    5,200    Waste Connections, Inc.*<F3>                              182,468
                                                                    ----------
                                                                       340,948
                                                                    ----------

SEMICONDUCTORS: 3.3%
    7,600    Altera Corp.*<F3>                                         143,640
    6,000    Intel Corp.                                               165,060
                                                                    ----------
                                                                       308,700
                                                                    ----------

SOFTWARE: 9.9%
   12,000    Autodesk, Inc.                                            204,240
   10,000    First Data Corp.                                          399,600
    3,300    Global Payments Inc.                                      118,800
   17,400    Oracle Corp.*<F3>                                         195,228
                                                                    ----------
                                                                       917,868
                                                                    ----------

TOTAL COMMON STOCKS
  (cost $7,284,022)                                                  8,901,784
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENT: 5.0%

MONEY MARKET INVESTMENT: 5.0%
 $462,308    Federated Cash Trust
               (cost $462,308)                                         462,308
                                                                    ----------

TOTAL INVESTMENTS IN SECURITIES
  (cost $7,746,330+<F4>):  100.8%                                    9,364,092
Liabilities in excess
  of Other Assets:  (0.8)%                                             (73,672)
                                                                    ----------
NET ASSETS:  100.0%                                                 $9,290,420
                                                                    ----------
                                                                    ----------

*<F3>   Non-income producing security.
+<F4> At September 30, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                               $2,289,724
        Gross unrealized depreciation                                  671,962
                                                                    ----------
        Net unrealized appreciation                                 $1,617,762
                                                                    ----------
                                                                    ----------

                See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2003 (Unaudited)

ASSETS
   Investments in securities, at value (cost $7,746,330)            $9,364,092
   Receivables:
       Dividends and interest                                           10,409
   Prepaid expenses and other assets                                     1,740
                                                                    ----------
           Total assets                                              9,376,241
                                                                    ----------

LIABILITIES
   Payables:
       Securities purchased                                             50,116
       Administration fees                                               2,464
       Advisory fees                                                       388
       Fund accounting fees                                              7,061
       Transfer agent fees                                               5,940
       Custody fees                                                        684
   Accrued expenses                                                     19,168
                                                                    ----------
           Total liabilities                                            85,821
                                                                    ----------

NET ASSETS                                                          $9,290,420
                                                                    ----------
                                                                    ----------

Shares outstanding
  (unlimited number of shares authorized, without par value)           315,697
                                                                    ----------
                                                                    ----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                $29.43
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $7,257,532
   Undistributed net investment loss                                   (19,935)
   Accumulated net realized gain on investments                        435,061
   Net unrealized appreciation on investments                        1,617,762
                                                                    ----------
           Net assets                                               $9,290,420
                                                                    ----------
                                                                    ----------

                See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2003 (Unaudited)

INVESTMENT INCOME
     Income
        Dividends                                                   $   54,796
        Interest                                                        24,561
                                                                    ----------
            Total income                                                79,357
                                                                    ----------

     Expenses
        Advisory fees                                                   35,119
        Administration fees                                             15,138
        Fund accounting fees                                            12,534
        Transfer agent fees                                             12,032
        Audit fees                                                       7,772
        Reports to shareholders                                          3,761
        Trustee fees                                                     3,259
        Registration fees                                                3,009
        Miscellaneous                                                    2,507
        Legal fees                                                       2,006
        Custody fees                                                     1,804
        Insurance fees                                                     351
                                                                    ----------
            Total expenses                                              99,292
                                                                    ----------
                NET INVESTMENT LOSS                                    (19,935)
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                                  390,660
     Change in net unrealized
       appreciation/depreciation on investments                        835,784
                                                                    ----------
        Net realized and unrealized gain on investments              1,226,444
                                                                    ----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $1,206,509
                                                                    ----------
                                                                    ----------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2003      YEAR ENDED
                                                                (UNAUDITED)        MARCH 31, 2003
                                                             ------------------    --------------
DECREASE IN NET ASSETS FROM:

OPERATIONS
     Net investment loss                                        $   (19,935)        $    (9,795)
     Net realized gain on investments                               390,660             330,468
     Change in net unrealized
       appreciation/depreciation on investments                     835,784          (3,097,122)
                                                                -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                               1,206,509          (2,776,449)
                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                          --             (15,229)
     From net realized gain                                              --            (666,133)
                                                                -----------         -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              --            (681,362)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
     Net decrease in net assets derived from
       net change in outstanding shares (a)<F5>                  (1,911,699)           (914,160)
                                                                -----------         -----------
        TOTAL DECREASE IN NET ASSETS                               (705,190)         (4,371,971)

NET ASSETS
     Beginning of period                                          9,995,610          14,367,581
                                                                -----------         -----------
     END OF PERIOD                                              $ 9,290,420         $ 9,995,610
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F5>  A summary of capital share transactions is as follows:

                                 SIX MONTHS ENDED
                                SEPTEMBER 30, 2003           YEAR ENDED
                                    (UNAUDITED)            MARCH 31, 2003
                                ------------------       ------------------
                                Shares       Value       Shares       Value
                                ------       -----       ------       -----
Shares sold                      9,256    $   268,272    24,083    $   725,830
Shares issued in reinvestment
  of distributions                  --             --    23,197        621,685
Shares redeemed                (75,198)    (2,179,971)  (78,986)    (2,261,675)
                               -------    -----------   -------    -----------
Net increase (decrease)        (65,942)   $(1,911,699)  (31,706)   $  (914,160)
                               -------    -----------   -------    -----------
                               -------    -----------   -------    -----------

                See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                             SIX MONTHS
                                               ENDED
                                           SEPTEMBER 30,
                                                2003                                 YEAR ENDED MARCH 31,
                                            (UNAUDITED)        2003           2002           2001           2000           1999
                                           -------------       ----           ----           ----           ----           ----
Net asset value,
  beginning
  of period                                    $26.19         $34.76         $32.65         $40.66         $38.24         $35.26
                                               ------         ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                 (0.06)         (0.02)          0.04           0.16           0.06           0.15
Net realized
  and unrealized
  gain (loss) on
  investments                                    3.30          (6.76)          3.06          (4.37)          6.48           3.62
                                               ------         ------         ------         ------         ------         ------
     Total from
       investment
       operations                                3.24          (6.78)          3.10          (4.21)          6.54           3.77
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net investment
  income                                           --          (0.04)         (0.06)         (0.10)         (0.11)         (0.05)
From net
  realized gain                                    --          (1.75)         (0.93)         (3.70)         (4.01)         (0.74)
                                               ------         ------         ------         ------         ------         ------
     Total distributions                           --          (1.79)         (0.99)         (3.80)         (4.12)         (0.79)
                                               ------         ------         ------         ------         ------         ------
     Net asset value,
       end of period                           $29.43         $26.19         $34.76         $32.65         $40.66         $38.24
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
     Total return                               12.37%#<F6>   (19.65)%         9.63%        (11.31)%        18.34%         10.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (millions)                             $ 9.3         $ 10.0         $ 14.4         $ 12.6         $ 12.9         $ 11.2
Ratio of expenses to
  average net assets                             1.98%+<F7>     1.89%          1.59%          1.51%          1.46%          1.57%
Ratio of net
  investment income
  (loss) to average
  net assets                                    (0.40)%+<F7>   (0.09)%         0.11%          0.31%          0.15%          0.41%
Portfolio
  turnover rate                                 12.27%#<F6>    16.94%          9.80%         20.85%         25.93%         25.71%

#<F6>  Not Annualized
+<F7>  Annualized

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $1 billion. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc. Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund.

     The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended September 30, 2003, Hester Capital Management, L.L.C., (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the six months ended September 30, 2003, the Fund incurred $35,119 in advisory fees.

     U.S. Bancorp Fund Services, LLC (the "USBFS") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the six months ended September 30, 2003, the Fund incurred $15,138 in Administration fees. USBFS also serves as the Fund's Fund Accountant, Transfer Agent, dividend disbursing agent and registrar.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Trust are also officers and/or directors of the Administrator or Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the six months ended September 30, 2003, was $1,153,623 and $3,029,833, respectively.

NOTE 5 - RESULTS OF THE SPECIAL MEETING

     A special meeting of the shareholders of the Hester Total Return Fund, a series of shares of beneficial interest of Professionally Managed Portfolios, was held on June 6, 2003 for shareholders of record as of April 30, 2003. The shareholders of the Fund voted on whether to approve a new investment advisory agreement with Hester Capital Management, LLC. The results of the vote at the shareholder meeting held June 6, 2003 were as follows:

1. To approve the proposed investment advisory agreement with Hester Capital Management, LLC:

                   For              Against             Withheld
                   ---              -------             --------
                 195,942             36,550              6,060

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                           TERM OF           PRINCIPAL                    # OF FUNDS      OTHER
                           POSITION        OFFICE AND        OCCUPATION                   IN COMPLEX      DIRECTORSHIPS
NAME, AGE                  HELD WITH       LENGTH OF         DURING PAST                  OVERSEEN        HELD BY
AND ADDRESS                THE TRUST       TIME SERVED       FIVE YEARS                   BY TRUSTEE      TRUSTEE
-----------                ---------       -----------       -----------                  ----------      -------------
Dorothy A. Berry           Chairman        Indefinite        Consultant,                  1               Not
(Born 1943)                and             Term              Talon Industries                             Applicable
2020 E. Financial Way      Trustee         Since             (administrative,
Suite 100                                  May 1991          management &
Glendora, CA  91741                                          business consulting);
                                                             formerly Chief
                                                             Operating Officer,
                                                             Integrated Assets
                                                             Management
                                                             (investment advisor
                                                             and manager) and
                                                             formerly President,
                                                             Value Line, Inc.,
                                                             (investment advisory
                                                             & financial
                                                             publishing firm).

Wallace L. Cook            Trustee         Indefinite        Retired; formerly            1               Not
(Born 1939)                                Term              Senior Vice President,                       Applicable
2020 E. Financial Way                      Since             Rockefeller Trust Co.;
Suite 100                                  May 1991          Financial Counselor,
Glendora, CA 91741                                           Rockefeller & Co.

Carl A. Froebel            Trustee         Indefinite        Private Investor;            1               Not
(Born 1938)                                Term              formerly Managing                            Applicable
2020 E. Financial Way                      Since             Director, Premier
Suite 100                                  May 1991          Solutions, Ltd.;
Glendora, CA 91741                                           formerly President
                                                             and Founder,
                                                             National Investor
                                                             Data Services, Inc.
                                                             (investment related
                                                             computer software).

Rowley W.P. Redington      Trustee         Indefinite        President;                   1               Not
(Born 1944)                                Term              Intertech (consumer                          Applicable
2020 E. Financial Way                      Since             electronics and
Suite 100                                  May 1991          computer service
Glendora, CA 91741                                           and marketing);
                                                             formerly Vice
                                                             President, PRS of
                                                             New Jersey, Inc.
                                                             (management
                                                             consulting), and
                                                             Chief Executive
                                                             Officer, Rowley
                                                             Associates
                                                             (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Steven J. Paggioli         Trustee         Indefinite        Consultant, U.S.             1               Trustee,
(Born 1950)                                Term              Bancorp Fund                                 Managers Funds.
2020 E. Financial Way                      Since             Services, LLC since
Suite 100                                  May 1991          July, 2001; formerly
Glendora, CA 91741                                           Executive Vice
                                                             President,  Investment
                                                             Company
                                                             Administration, LLC
                                                             ("ICA") (mutual fund
                                                             administrator and the
                                                             Fund's former
                                                             administrator).

Robert M. Slotky           President       Indefinite        Vice President, U.S.                         Not
(Born 1947)                                Term              Bancorp Fund Services,                       Applicable
2020 E. Financial Way                      Since             LLC since July, 2001;
Suite 100                                  August 2002       formerly, Senior Vice
Glendora, CA  91741                                          President, ICA (May
                                                             1997-July 2001).

Eric W. Falkeis            Treasurer       Indefinite        Vice President, U.S.                         Not
(Born 1973)                                Term              Bancorp Fund Services,                       Applicable
615 E. Michigan St.                        Since             LLC since 1997;
Milwaukee, WI  53202                       August 2002       Chief Financial
                                                             Officer, Quasar
                                                             Distributors, LLC,
                                                             since 2000.

Chad E. Fickett            Secretary       Indefinite        Compliance                                   Not
(Born 1973)                                Term              Administrator, U.S.                          Applicable
615 E. Michigan St.                        Since             Bancorp Fund Services,
Milwaukee, WI  53202                       March 2002        LLC since July, 2000

                                    Advisor
                       HESTER CAPITAL MANAGEMENT, L.L.C.
                      1301 S. Mo-Pac Expressway, Suite 350
                               Austin, TX  78746

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202
                                  866-811-0215

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Not applicable for semi-annual reports.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ----------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                              -----------------------------------
                              Robert M. Slotky, President

     Date   December 5, 2003
            -----------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Robert M. Slotky
                              -----------------------------------
                               Robert M. Slotky, President

     Date   December 5, 2003
            -----------------------------------------------------


     By (Signature and Title)  /s/ Eric W. Falkeis
                              -----------------------------------
                               Eric W. Falkeis, Treasurer

     Date   December 5, 2003
            -----------------------------------------------------